UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2008
GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19635 (Commission File Number)	33-0326866 (IRS Employer Identification No.)

Two Hundred Connell Drive, Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)
(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Form of opinion of Morgan, Lewis & Bockius LLP
Form of Purchase Agreement
Placement Agent Agreement
Press Release

Item 1.01 Entry Into a Material Definitive Agreement.
     On February 8, 2008, Genta Incorporated, a Delaware corporation (the “Company”), entered into definitive stock purchase agreements (the “Stock Purchase Agreements”) with certain institutional investors pursuant to which the Company has agreed to issue and sell an aggregate of 6,120,000 registered shares of its common stock at $0.50 per share, through a registered direct offering, for aggregate gross proceeds of approximately $3.1 million, before deducting estimated fees and expenses associated with the offering (the “Offering”). The closing is expected to take place on February 13, 2008, subject to the satisfaction of customary closing conditions. The shares of common stock offered by the Company in this transaction were registered under the Company’s existing shelf registration statement (File No. 333-114151) on Form S-3, which was declared effective by the Securities and Exchange Commission on May 11, 2004, and the prospectus supplement dated February 8, 2008.
     Rodman & Renshaw, LLC (“Rodman”) acted as the placement agent for the Offering. On February 8, 2008, the Company executed a placement agent agreement (the “Placement Agent Agreement”) by and between the Company and Rodman. The Company will pay the placement agent an aggregate fee equal to 5% of the gross proceeds of the Offering equal to approximately $153,000, and will pay estimated expenses of the Offering equal to approximately $50,000.
     A copy of each of the form of Purchase Agreement dated February 8, 2008, the executed Placement Agent Agreement dated February 8, 2008 and the related press release of the Company, dated February 11, 2008, are filed herewith as Exhibits 10.1, 10.2 and 99.1, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documents related thereto, is qualified in its entirety by reference to such Exhibits.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
5.1	Form of opinion of Morgan, Lewis & Bockius LLP (for the company’s common stock offering announced on February 11, 2008, scheduled to close on February 13, 2008.)

10.1	Form of Purchase Agreement by and among the Company and the Purchasers dated February 8, 2008.

10.2	Placement Agent Agreement by and between the Company and Rodman & Renshaw LLC dated February 8, 2008.

99.1	Press Release of the Company dated February 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: February 11, 2008	By:	/s/ Richard J. Moran
		Name:	Richard J. Moran
		Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary